UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2016

Senseonics Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-198168	47-1210911
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

20451 Seneca Meadows Parkway

Germantonwn, MD 20876

(Address of principal executive offices)

(301) 515-7260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On February 4, 2016, Senseonics Holdings, Inc. (“Senseonics Holdings”) and Senseonics, Incorporated (“Subsidiary”), a wholly owned subsidiary of Senseonics Holdings, entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) with Oxford Finance, LLC (“Oxford”), effective as of January 29, 2016.

The Amendment, among other things, modifies the amortization schedule of that certain Loan and Security Agreement, by and among Senseonics Holdings, Subsidiary and Oxford, dated July 31, 2014, as amended (the “Loan Agreement”). The secured notes previously issued pursuant to the Loan Agreement (the “Notes”) require monthly payments. Pursuant to the Amendment, if (i) Senseonics Holdings receives a CE mark for its continuous glucose monitoring system, Eversense, by March 4, 2016 or (ii) Senseonics Holdings receives net cash proceeds of at least $2,500,000 from the sale of equity securities or a convertible note to Energy Capital, LLC (an “Equity Event”) by March 4, 2016  and receives a CE mark for Eversense by March 31, 2016 ((i) and (ii), each, a “CE Mark Approval Event”), the monthly payments will convert to payments of principal and interest, beginning on August 1, 2016, with the principal amount being amortized over the ensuing 36 months. If a CE Mark Approval Event does not occur, the monthly payments will convert to payments of principal and interest beginning on April 1, 2016, with the principal amount being amortized over the ensuing 40 months.

In addition, the Amendment extends the amount of time Senseonics Holdings has to borrow up to an additional $5.0 million under the Loan Agreement (the “Draw Period”) on the same terms and conditions of the existing Notes. Pursuant to the Amendment, Senseonics Holdings can borrow the additional $5.0 million following a CE Mark Approval Event until the earliest of (i) March 4, 2016, if an Equity Event does not occur by March 4, 2016, (ii) March 31, 2016, if an Equity Event occurs by March 4, 2016, (iii) 30 days after the Draw Period commences and (iv) the occurrence of an Event of Default (as defined in the Loan Agreement).

Except as modified by the Amendment, all terms and conditions of the Loan Agreement remain in full force and effect. The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Second Amendment to Loan and Security Agreement, by and among Oxford Finance, LLC, Senseonics, Incorporated and Senseonics Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 2016

SENSEONICS HOLDINGS, INC.

By:	/s/ R. Don Elsey
R. Don Elsey
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

10.1	Second Amendment to Loan and Security Agreement, by and among Oxford Finance, LLC, Senseonics, Incorporated and Senseonics Holdings, Inc.